N RUSH ST
65 E
lululemon
ONE WAY
NEWSPAPERS

SUPPLEMENTAL REPORTING INFORMATION

ACADIA
REALTY TRUST

Q1 2018

Table of Contents

Section I - First Quarter 2018 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	3	Core Properties	25
Market Capitalization	4	Core Top Tenants	28
Operating Statements		Core Lease Expirations	29
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	30
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	31
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	32
Transactional Activity	16	Fund Properties	33
2018 Guidance	17	Fund Lease Expirations	35
Net Asset Valuation Information	18	Fund Development and Redevelopment Activity	36
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	24	Important Notes	37

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2018

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Boenning & Scattergood	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Floris van Dijkum - (212) 922-3572	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	fvandijkum@boenninginc.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Green Street Advisors
Daniel Busch - (949) 640-8780
dbusch@greenstreetadvisors.com

Supplemental Report - March 31, 2018	3

Market Capitalization
(including pro-rata share of Fund debt, in thousands)
									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt[1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	82,451				Balance at 12/31/2017	83,708	4,716	88,424
Common Operating Partnership ("OP") Units	4,969				Other	11	289	300
Combined Common Shares and OP Units	87,420				Share repurchases	(1,304)	—	(1,304)
					OP Conversions	36	(36)	—
Share Price at March 31, 2018	$24.60				Balance at 3/31/2018	82,451	4,969	87,420	83,438	83,438	89,067	89,067

Equity Capitalization - Common Shares and OP Units	$2,150,532
Preferred OP Units	12,284	[2]
Total Equity Capitalization	2,162,816		70%	71%

Debt Capitalization
Consolidated debt	1,467,712
Adjustment to reflect pro-rata share of debt	(550,762)
Total Debt Capitalization	916,950		30%	29%

Total Market Capitalization	$3,079,766	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $12,126 and pro-rata share of Funds cash of $8,754, for total cash netted against debt of $20,880.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - March 31, 2018	4

Income Statements
(in thousands)

March 31, 2018 [1]
Quarter
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$50,779
Expense reimbursements	11,208
Other	1,137
Total revenues	63,124
Operating expenses
Depreciation and amortization	28,576
General and administrative	8,470
Real estate taxes	8,959
Property operating	10,338
Other operating	80
Total operating expenses	56,423
Operating income	6,701
Equity in earnings of unconsolidated affiliates	1,684
Interest income	3,737
Interest expense	(15,890)
Loss from continuing operations before income taxes	(3,768)
Income tax provision	(392)
Net loss	(4,160)
Net loss attributable to noncontrolling interests	11,579
Net income attributable to Acadia	$7,419

Supplemental Report - March 31, 2018	5

Income Statement - Detail
(in thousands)

March 31, 2018 [1]
Quarter

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$45,484
Percentage rents	199
Expense reimbursements - CAM	4,450
Expense reimbursements - Taxes	6,757
Other property income	525
Total Property Revenues	57,415

PROPERTY EXPENSES
Property operating - CAM	7,785
Other property operating (Non-CAM)	2,449
Real estate taxes	8,959
Total Property Expenses	19,193

NET OPERATING INCOME - PROPERTIES	38,222

OTHER INCOME (EXPENSE)
Interest income	3,737
Straight-line rent income	2,434
Above/below-market rent	2,666
Interest expense [2]	(13,793)
Amortization of finance costs	(1,375)
Above/below-market interest expense	26
Asset and property management expense	(279)
Other income/expense	503
Transaction costs	(80)
Capital lease interest	(748)
CORE PORTFOLIO AND FUND INCOME	31,313

FEE INCOME
Asset and property management fees	215
Promote income from funds, net	—
Transactional fees [3]	66
Income tax benefit (provision)	(392)
Total Fee Income	(111)

General and Administrative	(8,470)

Depreciation and amortization	(28,465)
Non-real estate depreciation and amortization	(111)
Loss before equity in earnings and noncontrolling interests	(5,844)

Equity in earnings of unconsolidated affiliates	1,684
Noncontrolling interests	11,579

NET INCOME ATTRIBUTABLE TO ACADIA	$7,419

Supplemental Report - March 31, 2018	6

Income Statement - Pro Rata Adjustments
(in thousands)

	Quarter Ended March 31, 2018
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(13,339)	$7,291
Percentage rents	(113)	57
Expense reimbursements - CAM	(1,556)	680
Expense reimbursements - Taxes	(1,340)	1,350
Other property income	(235)	48
Total Property Revenues	(16,583)	9,426

PROPERTY EXPENSES
Property operating - CAM	(3,333)	823
Other property operating (Non-CAM)	(1,298)	254
Real estate taxes	(2,349)	1,415
Total Property Expenses	(6,980)	2,492

NET OPERATING INCOME - PROPERTIES	(9,603)	6,934

OTHER INCOME (EXPENSE)
Interest income	(1,528)	—
Straight-line rent income	(1,448)	413
Above/below-market rent	(707)	218
Interest expense	7,487	(2,046)
Amortization of finance costs	938	(158)
Above/below-market interest expense	—	21
Asset and property management expense	282	(244)
Other income/expense	(338)	323
Transaction costs	—	—
Capital lease interest	—	—
CORE PORTFOLIO AND FUND INCOME	(4,917)	5,461

FEE INCOME
Asset and property management fees	3,906	78
Promote income from funds, net	158	—
Transactional fees	1,334	63
Income tax provision	28	(5)
Total Fee Income	5,426	136

General and Administrative	297	(43)

Depreciation and amortization	11,250	(3,870)
Non-real estate depreciation and amortization	—	—
Income before equity in earnings and noncontrolling interests	12,056	1,684

Equity in earnings of unconsolidated affiliates	—	—
Noncontrolling interests [6]	(477)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$11,579	$1,684

Supplemental Report - March 31, 2018	7

Consolidated Balance Sheet [7]
(in thousands)
	Consolidated
	Balance
	Sheet
ASSETS	As Reported	Line Item Details:
Real estate
Land	$667,847
Buildings and improvements	2,581,553
Construction in progress	21,060
Properties under capital lease	76,965	The components of Real estate under development, at cost are as follows:
	3,347,425
Less: accumulated depreciation	(359,048)
Operating real estate, net	2,988,377	Fund II	$4,733
Real estate under development	182,380	Fund III	70,370
Net investments in real estate	3,170,757	Fund IV	83,221
Notes receivable, net	108,959	Core	24,056
Investments in and advances to unconsolidated affiliates	311,540
Other assets, net	216,514	Total	$182,380
Cash and cash equivalents	39,344
Straight-line rents receivable, net	37,043
Rents receivable, net	16,940
Restricted cash	12,517	Summary of other assets, net:
Assets of properties held for sale	25,362
		Lease intangibles, net	$125,050
		Deferred charges, net	27,730
Total Assets	$3,938,976	Prepaid expenses	17,927
		Other receivables	5,719
LIABILITIES AND SHAREHOLDERS' EQUITY		Accrued interest receivable	12,450
		Deposits	4,549
Mortgage and other notes payable, net	$911,527	Due from seller	4,300
Unsecured notes payable, net	529,756	Deferred tax assets	2,141
Unsecured line of credit	14,000	Derivative financial instruments	9,958
Accounts payable and other liabilities	209,090	Due from related parties	2,397
Capital lease obligation	70,732	Corporate assets	2,287
Dividends and distributions payable	23,978	Income taxes receivable	2,006
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,226	Total	$216,514

Total Liabilities	1,774,309
Shareholders' equity		Summary of accounts payable and other liabilities:
Common shares	82
Additional paid-in capital	1,564,067	Lease intangibles, net	$104,273
Accumulated other comprehensive income	7,376	Accounts payable and accrued expenses	59,771
Distributions in excess of accumulated earnings	(46,856)	Deferred income	31,260
Total Acadia shareholders' equity	1,524,669	Tenant security deposits, escrow and other	10,412
Noncontrolling interests	639,998	Derivative financial instruments	1,238
Total Shareholders' Equity	2,164,667	Income taxes payable	575
		Other	1,561
Total Liabilities and Shareholders' Equity	$3,938,976	Total	$209,090

Supplemental Report - March 31, 2018	8

Pro-Rata Balance Sheet Adjustments [7]
(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(157,895)	$85,950
Buildings and improvements	(836,395)	355,253
Construction in progress	(12,177)	241
Properties under capital lease	—	—
	(1,006,467)	441,444
Less: accumulated depreciation	43,651	(58,003)
Operating real estate, net	(962,816)	383,441
Real estate under development	(118,843)	5,309
Net investments in real estate	(1,081,659)	388,750
Notes receivable, net	(39,272)	—
Investments in and advances to unconsolidated affiliates	(56,218)	(253,799)
Other assets, net	(41,003)	30,535
Cash and cash equivalents	(25,280)	6,816
Straight-line rents receivable, net	(10,434)	5,123
Rents receivable, net	(2,668)	2,352
Restricted cash	(9,432)	939
Assets of properties held for sale	(18,034)	—

Total Assets	$(1,284,000)	$180,716

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable, net	$(564,655)	$162,342
Unsecured notes payable, net	(140,334)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(71,674)	33,600
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,226)

Total Liabilities	(776,663)	180,716
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders' equity	—	—
Noncontrolling interests	(507,337)	—
Total Shareholders' Equity	(507,337)	—

Total Liabilities and Shareholders' Equity	$(1,284,000)	$180,716

Supplemental Report - March 31, 2018	9

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.5 million for the quarterly period.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.5 million for the quarter ended March 31, 2018.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

Supplemental Report - March 31, 2018	10

Funds from Operations ("FFO") [1]
(in thousands)

	Quarter Ended	Quarter Ended
Funds from operations ("FFO"):	March 31, 2018	March 31, 2017

Net Income	$7,419	$15,631
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,085	21,533
Gain on disposition of properties (net of noncontrolling interest share)	—	(2,742)
Income attributable to noncontrolling interests' share in Operating Partnership	612	1,062
FFO to Common Shareholders and Common OP Unit holders	$29,116	$35,484

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$29,116	$35,484
Straight-line rent, net	(1,399)	(1,824)
Above/(below)-market rent	(2,177)	(2,197)
Amortization of finance costs	595	574
Above/below-market interest	(47)	(199)
Non-real estate depreciation	111	231
Leasing commissions	(212)	(474)
Tenant improvements	(1,224)	(1,747)
Capital expenditures	(957)	(47)
AFFO to Common Shareholders and Common OP Unit holders	$23,806	$29,801

Total weighted average diluted shares and OP Units	89,067	89,024

Diluted FFO per Common share and OP Unit:
FFO	$0.33	$0.40

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - March 31, 2018	11

EBITDA
(in thousands)

	Quarter Ended March 31, 2018
	Core
	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$8,876	$(1,457)	$7,419

Adjustments:
Depreciation and amortization	18,404	2,792	21,196
Interest expense	6,321	2,031	8,352
Amortization of finance costs	320	275	595
Above/below-market interest	(47)	—	(47)
Transaction costs	80	—	80
Provision for income taxes	360	9	369
Noncontrolling interest - OP	477	—	477

EBITDA	$34,791	$3,650	$38,441

Supplemental Report - March 31, 2018	12

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter Ended
			Change
	March 31, 2018	March 31, 2017	Favorable/(Unfavorable)

Summary
Minimum rents	$32,674	$32,850	(0.5)%
Expense reimbursements	8,912	9,481	(6.0)%
Other property income	343	205	67.3%

Total Revenue	41,929	42,536	(1.4)%

Expenses
Property operating - CAM & Real estate taxes	10,465	10,533	0.6%
Other property operating (Non-CAM)	611	824	25.8%

Total Expenses	11,076	11,357	2.5%

Same Property NOI - Core properties	$30,853	$31,179	(1.0)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,231	1,957
Core NOI	$33,084	$33,136

Other same property information
Physical Occupancy	94.8%	96.0%
Leased Occupancy	95.7%	96.1%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - March 31, 2018	13

Fee Income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total

Quarter Ended March 31, 2018
Asset and property management fees	$456	$687	$1,285	$1,692	$79	$4,199
Transactional fees	253	200	769	162	79	1,463
Total fees	$709	$887	$2,054	1,854	$158	$5,662

Supplemental Report - March 31, 2018	14

Structured Financing Portfolio
(in thousands)

	December 31, 2017			Current Period					Stated	Effective
	Principal	Accrued			Repayments /	Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Conversions	Principal [1]	Interest	March 31, 2018	Rate	Rate	Dates

First mortgage notes	$101,695	$4,886	$106,581	$2,801	$(48,021)	$56,475	$3,214	$59,689	7.44%	7.44%	Apr-19 to Apr-20

Total Core notes receivable	$101,695	$4,886	$106,581	$2,801	$(48,021)	$56,475	$3,214	$59,689	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						13,212

Total Pro-rata Notes Receivable						$69,687

Supplemental Report - March 31, 2018	15

Transactional Activity
(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITION

Fund V:
Trussville	Trussville, AL	Wal-Mart, Regal Cinemas	February 21, 2018	$45,200	100.00%	$45,200	$9,085
				$45,200		$45,200	$9,085

DISPOSITION
Fund IV:
Broughton Street Portfolio (2 properties)	Savannah, GA		January 18, 2018	$7,950	50.00%	$3,975	$919
				$7,950		$3,975	$919

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
55-57 Spring Street	Redemption		January 24, 2018	$(26,000)	100.00%	$—	$(26,000)
135 East 65th	Advance		March 16, 2018	2,801	100.00%	—	2,801
Town Center	Conversion		March 28, 2018	(22,021)	100.00%	—	(22,021)

				$(45,220)		$—	$(45,220)

Supplemental Report - March 31, 2018	16

2018 Guidance

The Company reaffirms that its 2018 annual earnings per share will range from $0.37 to $0.48 and 2018 FFO per share will range from $1.33 to $1.45.

Supplemental Report - March 31, 2018	17

Net Asset Valuation Information
(in thousands)

	CORE		FUND III				FUND IV				FUND V
			Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share
	Quarterly	Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income [1]	$33,084	$132,336	$591	$2,364	24.5%	$580	$6,679	$26,716	23.1%	$6,177	$4,191	$16,764	20.1%	$3,370
Less:
(Income) loss from properties sold or under contract	—	—	—	—		—	—	—		—	—	—		—
(Income) loss from pre-stabilized assets [2]	—	—	(624)	(2,496)		(613)	(1,378)	(5,512)		(1,274)	—	—		—
(Income) loss from development projects [3]	—	—	33	132		32	(528)	(2,112)		(488)	—	—		—
Net Operating Income of stabilized assets	$33,084	$132,336	$—	$—		$(1)	$4,773	$19,092		$4,415	$4,191	$16,764		$3,370

Costs to Date
Pre-stabilized assets [2]		$—		$55,277		$13,565		$266,700		$61,661		$—		$—
Development projects [3]		30,100		62,400		15,313		142,000		32,830		—		—

Total Costs to Date		$30,100		$117,677		$28,878		$408,700		$94,491		$—		$—

Debt		$697,718		$70,344		$12,570		$459,881		$102,316		$176,506		$35,477

__________

1.
Does not include a full quarter of NOI for those assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions. Excludes Fund II, which has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $529.1 million and debt of $256.3 million.

2.
Consists of the following projects for Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, Broughton Street Portfolio, 801 Madison, 27 E 61st Street, 938 West North, 1964 Union Street, 17 East 71st Street, 1035 Third Avenue and Eden Square.

3.	See “Development and Redevelopment Activity” page in this Supplemental Report.

Supplemental Report - March 31, 2018	18

Selected Financial Ratios
(in thousands)

	Quarter Ended					Quarter Ended
	March 31,					March 31, 2018		December 31, 2017
	2018		2017
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$34,791		$40,473		Debt + Preferred Equity (Preferred O.P. Units)	$929,234		$939,614
Interest expense	6,321		7,079		Total Market Capitalization	3,079,766		3,358,895
Principal Amortization	1,101		1,279		Debt+Preferred Equity/Total Market Capitalization	30%		28%
Preferred Dividends [3]	135		139
Fixed-Charge Coverage Ratio - Core Portfolio	4.6	x	4.8	x

EBITDA divided by:	$38,441		$44,075		Debt [6]	$908,354		$908,352
Interest expense	8,352		7,994		Total Market Capitalization	3,079,766		3,358,895
Principal Amortization	1,345		1,462		Net Debt+Preferred Equity/Total Market Capitalization	29%		27%
Preferred Dividends	135		139
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.9	x	4.6	x

Payout Ratios					Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.27		$0.26		Debt	$697,718		$716,691
					EBITDA	138,690		155,488
Dividends (Shares) & Distributions (OP Units) declared	$24,259		$23,361		Debt/EBITDA - Core Portfolio	5.0	x	4.6	x
FFO	29,116		35,484
FFO Payout Ratio	83%		66%		Debt [5]	$685,592		$705,266
FFO Payout Ratio before Special Items	83%		66%		EBITDA	138,690		155,488
					Net Debt/EBITDA - Core Portfolio	4.9	x	4.5	x
Dividends (Shares) & Distributions (OP Units) declared	$24,259		$23,361
AFFO	23,806		29,801		Debt [4]	$916,950		$925,952
AFFO Payout Ratio	102%		78%		EBITDA	153,290		170,442
					Debt/EBITDA - Core Portfolio and Funds	6.0	x	5.4	x

					Debt [6]	$896,070		$894,690
					EBITDA	153,290		170,440
					Net Debt/EBITDA - Core Portfolio and Funds	5.8	x	5.2	x

Supplemental Report - March 31, 2018	19

__________

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3.	Represents preferred distributions on Preferred Operating partnership Units.

4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.

5.	Reflects debt net of the current Core Portfolio cash balance at end of period.

6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$34,791
Less promote for quarter	(158)
Adjusted Core EBITDA	34,633

Annualized	138,532

Add: Annualized net Promote	158

Adjusted Annualized Core EBITDA	138,690

Add in Funds	14,600

Adjusted Annualized EBITDA Core and Funds	$153,290

Supplemental Report - March 31, 2018	20

Portfolio Debt - Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
	Core Portfolio		Funds		Total			Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	Principal Balance	Interest Rate	Principal Balance	Interest Rate

Fixed-Rate Debt [1]	$364,000	2.9%	$—	—%	$364,000	2.9%	40%	$—	$—	$364,000
Variable-Rate Debt [5]	—	—%	40,091	3.6%	40,091	3.6%	4%	140,334	—	180,425
							44%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	296,350	4.1%	85,530	4.3%	381,880	4.2%	42%	280,471	(116,237)	546,114
Variable-Rate Debt [5]	37,368	3.8%	93,611	4.4%	130,979	4.2%	14%	293,195	(47,001)	377,173
							56%

Total	$697,718	3.6%	$219,232	4.2%	$916,950	3.8%	100%	$714,000	$(163,238)	1,467,712
Unamortized premium										830
Net unamortized loan costs										(13,259)
Total										$1,455,283

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.

2.	Represents the Company's pro-rata share of debt based on its percent ownership.

3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.

4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.

Supplemental Report - March 31, 2018	21

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		March 31, 2018	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	7/1/2016	None
163 Highland Avenue		9,049	100.00%	9,049	4.66%	2/1/2024	None
Crossroads Shopping Center		67,105	49.00%	32,881	3.94%	10/6/2024	None
555 9th Street		60,000	100.00%	60,000	3.99%	1/1/2025	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)		16,808	50.00%	8,404	4.72%	12/10/2027	None
State & Washington		24,842	100.00%	24,842	4.40%	9/5/2028	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	1/10/2029	None
North & Kingsbury		12,838	100.00%	12,838	4.01%	11/5/2029	None
151 North State Street		14,106	100.00%	14,106	4.03%	12/1/2029	None
Concord & Milwaukee		2,784	100.00%	2,784	4.40%	6/1/2030	None
California & Armitage		2,608	100.00%	2,608	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]		364,000	100.00%	364,000	3.17%	Various
Secured interest rate swaps [1]		42,684	88.46%	37,759	3.59%	Various

Sub-Total Fixed-Rate Debt		743,574		660,350	3.61%

Secured Variable-Rate Debt
28 Jericho Turnpike		14,281	100.00%	14,281	LIBOR+190	1/23/2023	None
60 Orange Street		7,458	98.00%	7,309	LIBOR+175	4/3/2023	None
Gotham Plaza		20,319	49.00%	9,956	LIBOR+160	6/10/2023	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	8/1/2023	None
330-340 River Street		11,581	100.00%	11,581	LIBOR+170	6/1/2026	None
Secured interest rate swaps [1]		(42,684)	88.46%	(37,759)	LIBOR+192

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		14,000	100.00%	14,000	LIBOR+135	3/31/2022	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	3/31/2023	None
Unsecured interest rate swaps [1]		(364,000)	100.00%	(364,000)	LIBOR+150

Sub-Total Variable-Rate Debt		170,955		37,368	LIBOR+209

Total Debt - Core Portfolio		$914,529		$697,718	3.62%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.80%	482	3.40%	6/1/2026	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	8/23/2042	None
Interest rate swaps [1]	Funds II & IV	122,919	23.27%	28,601	3.82%	Various
Sub-Total Fixed-Rate Debt		338,685		85,530	4.35%

Supplemental Report - March 31, 2018	22

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		March 31, 2018	Percent	Amount	Rate	Date	Options
Variable-Rate Debt
210 Bowery	Fund IV	11,056	23.12%	2,556	LIBOR+275	4/15/2018	1 x 3 mos.
Promenade at Manassas [4]	Fund IV	24,816	22.78%	5,654	LIBOR+170	11/19/2018	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/2018	None
230/240 W. Broughton	Fund IV	10,094	11.56%	1,167	LIBOR+300	5/1/2018	None
Nostrand Avenue	Fund III	10,487	24.54%	2,574	LIBOR+265	5/1/2018	2 x 12 mos.
Paramus Plaza [4]	Fund IV	18,182	11.56%	2,102	LIBOR+170	2/20/2019	None
Lake Montclair	Fund IV	13,993	23.12%	3,235	LIBOR+215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	7/14/2019	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	9/1/2019	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/2019	None
Broughton Street Portfolio	Fund IV	21,688	23.12%	5,014	LIBOR+300	11/8/2019	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	66,617	23.12%	15,402	LIBOR+395	12/9/2019	2 x 12 mos.
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,971	23.12%	5,542	LIBOR+160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	3/13/2020	None
650 Bald Hill Road	Fund IV	14,671	20.81%	3,053	LIBOR+265	4/27/2020	None
Acadia Strategic Opportunity Fund V, LLC	Fund V	108,100	20.10%	21,728	LIBOR+160	5/4/2020	None
Eden Square [4]	Fund IV	22,500	22.78%	5,127	LIBOR+215	6/1/2020	1 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.12%	4,393	LIBOR+190	6/9/2020	None
Cortlandt Crossing	Fund III	5,986	24.54%	1,469	LIBOR+300	6/19/2020	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	31,500	28.33%	8,924	LIBOR+165	9/20/2020	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/5/2020	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	1/24/2021	2 x 12 mos.
1035 Third Avenue	Fund IV	41,272	23.12%	9,542	LIBOR+235	1/27/2021	None
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	2/1/2021	2 x 12 mos.
Restaurants at Fort Point	Fund IV	6,369	23.12%	1,473	LIBOR+235	8/25/2021	None
CityPoint [4]	Fund II	19,503	26.67%	5,201	Prime+139	11/1/2021	None
3104 M Street [4,6]	Fund III	4,401	19.63%	864	Prime+50	12/10/2021	None
Airport Mall	Fund IV	5,578	23.12%	1,290	LIBOR+200	4/1/2022	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	4/1/2022	None
Dauphin Plaza	Fund IV	10,207	23.12%	2,360	LIBOR+200	4/1/2022	None
JFK Plaza	Fund IV	4,462	23.12%	1,032	LIBOR+200	4/1/2022	None
Shaw's Plaza	Fund IV	7,986	23.12%	1,846	LIBOR+200	4/1/2022	None
Wells Plaza	Fund IV	3,347	23.12%	774	LIBOR+200	4/1/2022	None
Shaw's Plaza (Windham)	Fund IV	5,953	23.12%	1,376	LIBOR+200	12/1/2022	None
Interest rate swaps [1]	Funds II & IV	(122,919)	23.27%	(28,601)	LIBOR+215
Sub-Total Variable-Rate Debt		624,311		133,702	LIBOR+246
Total Debt - Funds		$962,996		$219,232	4.22%
Total Debt - Core Portfolio and Funds		$1,877,525		$916,950	3.76%
__________

1.	The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements.

2.	This loan is in default as of March 31, 2018 and is accruing interest for accounting purposes at the default rate of 11%.

3.
This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage. As of March 31, 2018, the interest rate is LIBOR+135 basis points.

4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.

6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Supplemental Report - March 31, 2018	23

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$3,436	$26,250	$29,686	$2,659	$5,833	$8,492	6.00%	6.00%	n/a
2019	5,193	—	5,193	4,002	—	4,002	n/a	n/a	n/a
2020	5,432	—	5,432	4,188	—	4,188	n/a	n/a	n/a
2021	5,670	—	5,670	4,370	—	4,370	n/a	n/a	n/a
2022	5,890	14,000	19,890	4,537	14,000	18,537	3.02%	n/a	3.02%
Thereafter	23,688	824,970	848,658	20,046	638,083	658,129	3.40%	4.17%	3.00%
Total	$49,309	$865,220	$914,529	$39,802	$657,916	$697,718

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$2,687	$56,452	$59,139	$556	$11,951	$12,507	3.94%	n/a	3.94%
2019	6,622	198,257	204,879	1,452	43,895	45,347	4.59%	1.00%	4.70%
2020	3,427	525,119	528,546	775	121,935	122,710	4.10%	4.75%	3.76%
2021	2,152	107,487	109,639	505	24,165	24,670	3.79%	n/a	3.79%
2022	1,296	43,731	45,027	298	10,111	10,409	3.73%	n/a	3.73%
Thereafter	—	15,766	15,766	—	3,589	3,589	3.57%	3.57%	n/a
Total	$16,184	$946,812	$962,996	$3,586	$215,646	$219,232

__________

1.	Does not include any applicable extension options or subsequent refinancings.

Supplemental Report - March 31, 2018	24

Core Portfolio Retail Properties - Detail [1]
														Leased
		Year	Acadia's	Gross Leasable Area (GLA)					In Place Occupancy					Occupancy		Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total		Street	Anchors	Shops	Total		Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141		100.0%	—%	—%	100.0%		100.0%		$4,633,013	$255.39
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135		100.0%	—%	—%	100.0%		100.0%		7,738,046	88.81
Rush and Walton Streets Collection - 5 properties	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501		85.3%	—%	—%	85.3%		85.3%		5,869,428	211.71
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259		100.0%	—%	—%	100.0%		100.0%		2,022,727	43.73
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531		91.3%	—%	—%	91.3%		91.3%		1,244,789	57.94
Halsted and Armitage Collection - 9 properties	Club Monaco	2011/12	100.0%	45,151	—	—	45,151		75.9%	—%	—%	75.9%		75.9%		1,247,404	36.40
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt	2011/14	100.0%	22,125	—	28,836	50,961		100.0%	—%	29.6%	60.2%		60.2%		1,320,786	43.05
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819		100.0%	—%	—%	100.0%		100.0%		2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385		100.0%	—%	—%	100.0%		100.0%		1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700		100.0%	—%	—%	100.0%		100.0%		1,617,182	38.78
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105		87.8%	—%	—%	87.8%		87.8%		365,354	31.75
California and Armitage	—	2016	100.0%	—	—	18,275	18,275		—%	—%	70.6%	70.6%		70.6%		613,085	47.52
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995		—%	—%	63.9%	63.9%		63.9%		701,982	28.91
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181		97.7%	—%	—%	97.7%		97.7%		6,541,661	38.00
				612,033	—	85,106	697,139		96.2%	—%	53.7%	91.0%		91.0%		38,314,939	60.40
New York Metro
Soho Collection - 4 properties	Paper Source, Kate Spade, 3x1 Jeans	2011/14	100.0%	12,511	—	—	12,511	—	82.4%	—%	—%	82.4%	—	82.4%	—	3,205,513	310.94
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467		100.0%	—%	—%	100.0%		100.0%		1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777		77.8%	—%	—%	77.8%		77.8%		1,947,714	433.35
61 Main Street	—	2014	100.0%	3,400	—	—	3,400		—%	—%	—%	—%		—%		—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350		100.0%	—%	—%	100.0%		100.0%		964,280	84.96
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964		—%	100.0%	—%	100.0%		100.0%		625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590		—%	—%	100.0%	100.0%		100.0%		485,495	33.28
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553		100.0%	—%	—%	100.0%		100.0%		1,546,912	93.45
252-256 Greenwich Avenue	Madewell, Jack Wills	2014	100.0%	7,986	—	—	7,986		71.0%	—%	—%	71.0%		71.0%		1,058,059	186.60
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320		—%	100.0%	100.0%	100.0%		100.0%		963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031		100.0%	—%	—%	100.0%		100.0%		745,315	366.97
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600		100.0%	—%	—%	100.0%		100.0%		479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838		100.0%	—%	—%	100.0%		100.0%		2,288,745	165.40
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114		—%	—%	100.0%	100.0%		100.0%		1,064,374	36.56
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513		65.6%	—%	—%	65.6%		91.1%		1,553,292	315.16
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975		—%	100.0%	84.7%	92.7%		94.7%		3,000,467	32.38
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,182	26,182		—%	—%	68.6%	68.6%		68.6%		1,064,361	59.26
				99,026	86,950	136,195	322,171		88.1%	100.0%	88.6%	91.5%		92.7%		22,291,702	75.62
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832		—%	100.0%	100.0%	100.0%		100.0%		6,215,834	41.76
				—	119,862	28,970	148,832		—%	100.0%	100.0%	100.0%		100.0%		6,215,834	41.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669		100.0%	—%	—%	100.0%		100.0%		1,274,533	61.66
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667		—%	—%	88.4%	49.9%		93.8%		1,371,065	47.65
M Street and Wisconsin Corridor - 25 Properties [3]	Lululemon, North Face, Coach	2011/16	25.4%	241,182	—	—	241,182		89.7%	—%	—%	89.7%		89.7%		15,149,684	70.03

Supplemental Report - March 31, 2018	25

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
				261,851	25,134	32,533	319,518	90.5%	—%	88.4%	83.2%	91.1%	17,795,282	66.94
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	261,777	249.31
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,461,822	26.45

Total Street and Urban Retail				973,960	272,746	296,230	1,542,936	93.8%	90.8%	80.2%	90.7%	92.6%	$86,079,579	$61.51

Acadia Share Total Street and Urban Retail				779,817	272,746	282,877	1,335,440	94.7%	90.8%	80.7%	90.9%	93.7%	$73,150,128	$60.26

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	85.7%	91.9%	91.9%	$3,743,523	$28.31
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,364,319	14.45
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	91.1%	91.1%	93.6%	2,637,808	33.23
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	79.6%	92.2%	92.2%	3,031,833	26.65
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	100.0%	100.0%	100.0%	2,104,437	33.25
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	95.4%	97.8%	97.8%	1,301,811	13.61
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	84.6%	94.6%	94.6%	6,905,260	23.40
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,153,484	8.42
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	74.0%	84.9%	84.9%	2,497,250	32.47
Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,758,536	16.34

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,885,025	9.51
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,054,421	20.58

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	66.7%	84.1%	84.1%	919,702	11.03

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	93.4%	96.8%	96.8%	3,429,559	15.01

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,947	235,786	—%	100.0%	72.9%	90.6%	90.6%	3,320,116	15.54

Supplemental Report - March 31, 2018	26

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
Delaware
Town Center and Other	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	75.2%	—	748,210	51,808	800,018	—%	94.1%	91.9%	94.0%	94.0%	12,732,948	15.92
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,039,722	29.79
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	63.9%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,327,687	7.56
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	957,091	25.42
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	62.5%	94.5%	94.5%	927,531	16.73

Total Suburban Properties				—	3,289,925	1,144,044	4,433,969	—%	98.7%	85.0%	95.2%	95.3%	$66,970,962	$16.83

Acadia Share Total Suburban Properties				—	2,960,241	1,063,528	4,023,769	—%	99.3%	85.0%	95.5%	95.8%	$59,760,906	$16.60

TOTAL CORE PROPERTIES				973,960	3,562,671	1,440,274	5,976,905	93.8%	98.1%	84.0%	94.0%	94.6%	$153,050,541	$28.46

Acadia Share Total Core Properties				779,817	3,232,987	1,346,405	5,359,209	94.7%	98.6%	84.1%	94.4%	95.3%	$132,911,034	$27.58

__________

1.
The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

3.	Excludes 94,000 of office GLA.

4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - March 31, 2018	27

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of Stores in Core Portfolio	Combined		Percentage of Total
Tenant		GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.3%	5.9%

H & M	2	81,246	5,309,815	1.5%	4.0%

Royal Ahold [2]	4	207,513	3,730,474	3.9%	2.8%

Walgreens	5	78,254	3,598,966	1.5%	2.7%

Nordstrom, Inc.	2	88,982	3,339,492	1.7%	2.5%

Albertsons Companies [3]	3	171,182	3,303,956	3.2%	2.5%

Bed, Bath, and Beyond [4]	3	122,465	3,068,430	2.3%	2.3%

Ascena Retail Group [5]	5	23,233	2,566,755	0.4%	1.9%

LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%

Lululemon	2	7,533	2,268,281	0.1%	1.7%

Trader Joe's	3	41,432	2,225,739	0.8%	1.7%
TJX Companies [6]	7	208,450	2,095,098	3.9%	1.6%
Home Depot	3	312,718	1,928,791	5.8%	1.5%
Gap [7]	3	39,717	1,836,003	0.7%	1.4%
Tapestry [8]	2	4,250	1,498,184	0.1%	1.1%
Bob's Discount Furniture	2	57,969	1,480,934	1.1%	1.1%
JP Morgan Chase	7	28,715	1,435,144	0.5%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.1%
DSW	2	35,842	1,318,894	0.7%	1.0%
Mattress Firm	8	39,442	1,289,023	0.6%	0.9%
TOTAL	71	2,070,856	$54,053,052	38.6%	40.7%

__________

1.	Does not include tenants that operate at only one Acadia Core location

2.	Stop and Shop (4 locations)

3.	Shaw’s (2 locations), Acme (1 location)

4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)

5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)

6.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations); Excludes TJ Maxx Clark and Diversey location under development which will increase TJX Companies % of GLA to 4.3%

7.	Old Navy (2 Locations), Banana Republic (1 Location)

8.	Kate Spade (2 locations)

Supplemental Report - March 31, 2018	28

Core Portfolio Lease Expirations (Pro Rata Basis)

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR			GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	1	1,799	0.2%	$32.47	0.1%	—	—	—%	$—	—%	2	8,241	0.7%	$16.89	0.4%	3	10,040	0.4%	$19.68	0.1%
2018	4	8,163	1.1%	62.00	0.9%	2	117,497	4.0%	17.25	4.7%	35	93,912	8.3%	26.26	7.3%	41	219,572	2.9%	22.77	3.8%
2019	11	47,167	6.4%	62.39	5.2%	10	365,022	12.4%	10.91	9.3%	33	96,667	8.5%	25.33	7.2%	54	508,856	10.1%	18.42	7.1%
2020	14	35,476	4.8%	116.46	7.4%	6	393,038	13.4%	12.85	11.8%	38	109,551	9.7%	25.98	8.4%	58	538,065	9.7%	22.36	9.1%
2021	22	96,300	13.0%	52.50	9.0%	14	584,690	19.9%	14.23	19.4%	42	167,816	14.8%	23.99	11.9%	78	848,806	10.8%	20.50	13.1%
2022	12	57,742	7.8%	79.55	8.2%	6	239,129	8.2%	14.27	7.9%	38	130,270	11.5%	32.80	12.6%	56	427,141	15.7%	28.74	9.2%
2023	12	124,186	16.8%	67.66	15.0%	9	297,361	10.1%	17.30	12.0%	26	107,360	9.5%	31.38	10.0%	47	528,907	8.4%	31.98	12.7%
2024	13	82,397	11.2%	74.89	11.0%	6	182,179	6.2%	17.14	7.3%	25	106,179	9.4%	29.45	9.2%	44	370,755	6.9%	33.50	9.3%
2025	11	42,101	5.7%	139.49	10.5%	6	152,198	5.2%	18.33	6.5%	17	45,282	4.0%	30.94	4.1%	34	239,581	9.4%	42.01	7.6%
2026	11	24,927	3.4%	95.82	4.3%	2	32,570	1.1%	17.71	1.3%	17	75,029	6.6%	31.23	6.9%	30	132,526	5.3%	40.06	4.0%
2027	6	17,231	2.3%	79.58	2.4%	2	66,650	2.3%	23.33	3.6%	16	75,786	6.7%	29.40	6.6%	24	159,667	2.6%	32.28	3.9%
Thereafter	14	200,969	27.3%	72.66	26.0%	9	503,039	17.2%	13.88	16.2%	22	116,013	10.3%	44.69	15.4%	45	820,021	17.8%	32.65	20.1%
Total	131	738,458	100.0%	$75.96	100.0%	72	2,933,373	100.0%	$14.63	100.0%	311	1,132,106	100.0%	$29.90	100.0%	514	4,803,937	100.0%	$27.58	100.0%

Anchor GLA Owned by Tenants		—					254,916					—					254,916
Total Vacant		41,359					44,698					214,299					300,356
Total Square Feet		779,817					3,232,987					1,346,405					5,359,209

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - March 31, 2018	29

Core Portfolio - New and Renewal Rent Spreads [1]

	Quarter Ended
	March 31, 2018
	GAAP [2]	Cash [3]
New leases
Number of new leases executed	1	1
GLA	3,405	3,405
New base rent	$88.01	$78.56
Previous base rent	$41.16	$38.77
Average cost per square foot	$48.31	$48.31
Weighted Average Lease Term (years)	10.0	10.0
Percentage growth in base rent	113.8%	102.6%

Renewal leases
Number of renewal leases executed	8	8
GLA	62,135	62,135
New base rent	$17.48	$17.09
Expiring base rent	$15.83	$16.43
Average cost per square foot	$0.51	$0.51
Weighted Average Lease Term (years)	4.9	4.9
Percentage growth in base rent	10.4%	4.0%

Total new and renewal leases
Number of new and renewal leases executed	9	9
GLA commencing	65,540	65,540
New base rent	$21.14	$20.28
Expiring base rent	$17.15	$17.59
Average cost per square foot	$2.99	$2.99
Weighted average lease term (years)	5.2	5.2
Percentage growth in base rent	23.3%	15.3%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis.

3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - March 31, 2018	30

Core Portfolio Capital Expenditures

	Quarter Ended	Prior Year Ended
	March 31, 2018	December 31, 2017

Leasing Commissions	$212	$2,252
Tenant Improvements	1,224	9,477
Capital Expenditures	957	1,074
Total Capital Expenditures	$2,393	$12,803

Supplemental Report - March 31, 2018	31

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.6%		39.6%		38.5%		36.1%		38.7%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$411.5	Million	$412.7	Million	$45.8	Million	$1,303.7	Million
Cumulative Net Distributions [3]	$195.4	Million	$131.6	Million	$551.9	Million	$131.5	Million	$0.0	Million	$1,010.4	Million
Net Distributions/Contributions	225.6%		37.9%		134.1%		31.9%		N/A		77.5%
Unfunded Commitment [4]	$0.0 Million		$0.0 Million		$38.5	Million	$117.3	Million	$474.2	Million	$630.0	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$419.0	Million	$419.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	Yes		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:	Applicable to		Description
Asset Management [6]	Fund I, II & III		1.5% of Implied Capital
Asset Management [6]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote.

4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.

6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - March 31, 2018	32

Fund Retail Properties - Detail [1]
			Fund									Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	—	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	23.0%	72.8%	80.1%	$9,519,586	$27.53

Total - Fund II				—	307,049	167,951	475,000	—%	100.0%	23.0%	72.8%	80.1%	$9,519,586	$27.53

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	—	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	—%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	70.6%	—%	—%	70.6%	70.6%	975,313	325.28
3104 M Street	—	2012	80.0%	—	—	3,608	3,608	—%	—%	—%	—%	—%	—	—
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—%	—%	85.8%	85.8%	92.0%	1,713,861	46.86

Total - Fund III				7,143	—	46,236	53,379	42.0%	—%	79.1%	74.1%	79.1%	$2,689,174	$67.99

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	—	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	—	—
210 Bowery	—	2012	100.0%	2,300	—	—	2,300	—%	—%	—%	—%	—%	—	—
27 East 61st Street	—	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	1,988,159	235.79
1035 Third Avenue [2]	—	2015	100.0%	7,617	—	—	7,617	59.2%	—%	—%	59.2%	59.2%	885,167	196.30
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	91.7%	96.9%	99.2%	1,680,527	11.30

New Jersey
Paramus Plaza	Ashley Furniture	2013	50.0%	—	64,235	86,555	150,790	—%	38.9%	81.4%	63.3%	63.3%	1,619,790	16.97

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	329,155	20.95

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	73.7%	89.2%	89.2%	1,272,679	6.43
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	82.0%	94.4%	94.4%	705,746	8.27
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%		66,698	57,632	124,330	—%	100.0%	70.8%	86.5%	88.4%	1,008,393	9.38
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	773,260	6.56

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—%	100.0%	62.9%	85.0%	85.0%	1,656,365	9.47
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—%	—%	61.7%	48.0%	59.9%	1,134,466	20.48

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	88.5%	86.4%	86.4%	2,981,456	13.00
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—%	100.0%	97.8%	98.5%	98.5%	2,011,618	19.30

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	47.5%	73.9%	88.6%	2,435,150	14.26

Supplemental Report - March 31, 2018	33

Fund Retail Properties - Detail [1]
			Fund									Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—%	—%	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	91.2%	91.2%	91.2%	2,916,476	11.76

SOUTHEAST
Georgia
Broughton Street Portfolio - 16 properties	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	112,130	—	—	112,130	75.6%	—%	—%	75.6%	75.6%	3,326,773	39.24

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,778	203,131	—%	100.0%	96.9%	98.6%	98.6%	2,960,738	14.78

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,048	—	—	10,048	71.1%	—%	—%	71.1%	71.1%	689,790	96.55

Total - Fund IV				207,704	1,217,022	1,192,420	2,617,146	60.6%	92.4%	78.0%	83.3%	85.4%	$32,109,374	$14.73

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	95.4%	97.3%	97.3%	3,754,606	17.21

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	91,122	99,408	190,530	—%	100.0%	93.0%	96.3%	96.3%	2,171,338	11.83
Fairlane Green	TJ Maxx, Bed Bath & Beyond, Michaels	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	100.0%	100.0%	100.0%	5,238,779	20.71

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	176,584	203,981	380,565	—%	100.0%	85.2%	92.1%	92.1%	3,999,701	11.41
Alabama
Trussville	Wal-Mart, Regal Cinemas	2018	100.0%	—	267,002	196,718	463,720	—%	100.0%	88.6%	95.2%	95.2%	4,375,341	9.91

Total - Fund V				—	738,202	773,740	1,511,942	—%	100.0%	91.5%	95.7%	95.7%	$19,539,765	$13.50

TOTAL FUND PROPERTIES				214,847	2,262,273	2,180,347	4,657,467	60.0%	95.9%	78.6%	86.1%	88.1%	$63,857,899	$15.92
Acadia Share of Total Fund Properties				36,221	503,176	476,451	1,015,849	60.0%	96.7%	77.3%	86.3%	88.2%	$13,856,587	$15.81
__________

1.
Excludes properties under development, see “Development Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Supplemental Report - March 31, 2018	34

Funds Lease Expirations - Pro Rata Basis

	FUND II						FUND III
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2018	—	—	—	—	—	—%	3	1,286	13.6%	64,716	50.32	11.3%
2019	—	—	—	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—	—	—	—%	2	729	7.7%	32,319	44.33	5.7%
2021	—	—	—	—	—	—%	2	1,038	11.0%	42,159	40.62	7.4%
2022	—	—	—	—	—	—%	3	1,330	14.1%	104,531	78.59	18.3%
2023	—	—	—	—	—	—%	2	101	1.1%	38,913	385.28	6.8%
2024	—	—	—	—	—	—%	1	755	8.0%	42,557	56.37	7.5%
2025	—	—	—	—	—	—%	2	624	6.6%	53,674	86.02	9.4%
2026	—	—	—	—	—	—%	2	252	2.7%	77,285	306.69	13.5%
2027	2	5,854	6.3%	385,192	65.80	15.2%	2	368	3.9%	17,627	47.90	3.1%
Thereafter	6	86,475	93.7%	2,156,538	24.94	84.8%	3	2,942	31.3%	97,288	33.07	17.0%
Total	8	92,329	100.0%	$2,541,730	$27.53	100.0%	22	9,425	100.0%	$571,069	$60.58	100.0%

		34,496	Total Vacant					3,094	Total Vacant
		126,825	Total Square Feet					12,519	Total Square Feet

	FUND IV						FUND V
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	4	2,146	0.4%	$22,455	$10.46	0.3%	1	482	0.2%	$11,771	$24.42	0.3%
2018	33	27,341	5.7%	387,266	14.16	5.7%	6	6,671	2.3%	132,878	19.92	3.4%
2019	27	35,868	7.4%	401,140	11.18	5.9%	17	26,500	9.1%	286,451	10.81	7.3%
2020	28	50,159	10.4%	519,881	10.36	7.6%	23	103,579	35.6%	951,740	9.19	24.2%
2021	36	78,579	16.3%	1,003,962	12.78	14.7%	32	56,897	19.6%	1,010,712	17.76	25.7%
2022	26	57,333	11.9%	738,584	12.88	10.8%	13	18,599	6.4%	401,052	21.56	10.2%
2023	20	53,326	11.1%	579,249	10.86	8.5%	10	10,563	3.6%	237,310	22.47	6.0%
2024	13	33,008	6.9%	701,367	21.25	10.3%	3	11,483	3.9%	168,804	14.70	4.3%
2025	18	22,438	4.7%	713,341	31.79	10.5%	3	13,224	4.5%	219,802	16.62	5.6%
2026	20	28,982	6.0%	524,842	18.11	7.7%	4	11,194	3.9%	172,156	15.38	4.4%
2027	16	23,983	5.0%	327,141	13.64	4.8%	2	4,763	1.6%	88,063	18.49	2.2%
Thereafter	15	68,461	14.2%	897,068	13.10	13.2%	4	26,794	9.3%	246,754	9.21	6.4%
Total	256	481,624	100.0%	$6,816,296	$14.15	100.0%	118	290,749	100.0%	$3,927,493	$13.50	100.0%

		90,980	Total Vacant					13,151	Total Vacant
		572,604	Total Square Feet					303,900	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - March 31, 2018	35

Development and Redevelopment Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Est. SQFT Upon Completion	Leased Rate [1]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range			Outstanding Debt
Development:

FUND III

Cortlandt Crossing [1]	100.0%	Mohegan Lake, NY	2019	130,000	50%	ShopRite	$45.7	$19.3	to	$24.3	$65.0	to	$70.0	$6.0
Broad Hollow Commons	100.0%	Farmingdale, NY	2020	180,000 - 200,000	—	TBD	16.7	33.3	to	43.3	50.0	to	60.0	—
							$62.4	$52.6		$67.6	$115.0		$130.0	$6.0

FUND IV

650 Bald Hill Road	90.0%	Warwick, RI	2018	161,000	72%	Dick's Sporting Goods, Burlington Coat Factory	$33.9	$2.1	to	$3.1	$36.0	to	$37.0	$14.7
717 N. Michigan Avenue	100.0%	Chicago, IL	2018	62,000	25%	Disney Store	108.1	10.8	to	18.3	120.0	to	127.5	66.6
							$142.0	$12.9		$21.4	$156.0		$164.5	$81.3

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018	30,000	75%	TJ Maxx	$20.9	$2.1	to	$3.6	$23.0	to	$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2018	TBD	—	TBD	9.2	1.3	to	2.3	10.5	to	11.5	—
							$30.1	$3.4		$5.9	$33.5		$36.0	$—
Redevelopment:

CORE

City Center	100.0%	San Francisco, CA	2019	241,000	60%	Target, Best Buy	$159.0	$31.0	to	$41.0	$190.0	to	$200.0	$—
Mad River	100.0%	Dayton, OH	TBD	TBD	50%	TBD	TBD	TBD	to	TBD	TBD	to	TBD	TBD
							$159.0	$31.0		$41.0	$190.0		$200.0	$—

_________

1.	Projected development cost is shown net of reimbursement for public improvements.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$234.5

Development costs of unconsolidated properties	(33.9)
Deferred costs and other amounts	(18.2)

Total per consolidated balance sheet	$182.4

Supplemental Report - March 31, 2018	36

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report - March 31, 2018	37